UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 26, 2008
UST INC.
(Exact name of registrant as specified in its charter)

DELAWARE	0-17506	06-1193986

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	I.R.S. Employer Identification No.)

6 High Ridge Park, Building A, Stamford, Connecticut		06905

(Address of principal executive offices)		(Zip Code)
(203) 817-3000
(Registrant’s telephone number, including area code)
(Former name, former address and former fiscal year,
if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Revised Restricted Stock Agreements With Named Executive Officers
On February 26, 2008, UST Inc. (the “Company”), upon the recommendation of its Compensation Committee, revised the performance-based conditions pursuant to which the restricted stock awards described in the Company’s Current Reports on Form 8-K filed on May 4, 2007 and August 3, 2007 with the U.S. Securities and Exchange Commission, will vest and become earned by the executive officers set forth in such filings.
The restricted stock awards will vest and become earned by the executive officers on January 31, 2011, if the executive officers remain employed on that date, subject to the performance-based conditions described below. Under the terms of the awards, the executive officers may be eligible to earn all, none or a percentage between 66.66% and 120% of the initial number of shares awarded. The executive officers may earn up to 120% of the total number of shares initially awarded based on the achievement of 115% of targeted diluted earnings per share from continuing operations (“EPS”) of $3.65 for 2008. If actual EPS performance is less than the threshold of 75% of targeted diluted EPS for 2008, no shares will be earned with respect to the award and the entire award will be forfeited. In 2009, when this adjustment of the number of shares ultimately to be subject to the award occurs, one-third of the total restricted stock award will have satisfied the performance-based condition. The remaining two-thirds of the award will be eligible to satisfy the performance-based condition to vesting on a prorated basis in the January following the completion of 2009 and 2010, based each year on whether dividends paid during such year are at least equal to the dividend paid during 2008.
All other provisions of the restricted stock awards remain unchanged from those described in the Company’s Current Reports on Form 8-K filed on May 4, 2007 and August 3, 2007.
A copy of the Company’s form of Revised Notice of Grant and Restricted Stock Agreement pursuant to which such awards were made is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits
Exhibit 10.1       Form of Revised Notice of Grant and Restricted Stock Agreement

SIGNATURE PAGE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 3, 2008	UST INC.
	By:	/s/ Richard A. Kohlberger
	Name:	Richard A. Kohlberger
	Title:	Senior Vice President, General Counsel, Secretary and Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Document Description
Exhibit 10.1	Form of Revised Notice of Grant and Restricted Stock Agreement